                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William L. Schrader, Harold S. Wills, David N. Kunkel, Kathleen B. Horne and Emory Donelson, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the following documents:

     (i) any registration statement relating to the registration of the 7% Series D cumulative convertible preferred stock of PSINet Inc., and the common stock of PSINet Inc. issuable in connection therewith; and

     (ii) any registration statement on Form S-8 relating to the transactions contemplated by the Agreement and Plan of Merger dated as of March 21, 2000 between PSINet Inc., PSINet Shelf IV Inc. and Metamor Worldwide, Inc.,

including any registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments (including post-effective amendments) to the registration statement and to any registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby give and grant unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

 /s/ William L. Schrader                               Dated as of April 7, 2000
__________________________
     William L. Schrader

 /s/ Harold S. Wills
__________________________
     Harold S. Wills

 /s/ David H. Kunkel
__________________________
     David H. Kunkel

 /s/ William H. Baumer
__________________________
     William H. Baumer

 /s/ Ralph J. Swett
__________________________
     Ralph J. Swett

 /s/ Ian P. Sharp
__________________________
     Ian P. Sharp

 /s/ Michael J. Malesardi
__________________________
    Michael J. Malesardi

/s/ Lawrence S. Winkler
__________________________
    Lawrence S. Winkler

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William L. Schrader, Harold S. Wills, David N. Kunkel, Kathleen B. Horne and Emory Donelson, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the following documents:

     (i) any registration statement relating to the registration of the 7% Series D cumulative convertible preferred stock of PSINet Inc., and the common stock of PSINet Inc. issuable in connection therewith; and

     (ii) any registration statement on Form S-8 relating to the transactions contemplated by the Agreement and Plan of Merger dated as of March 21, 2000 between PSINet Inc., PSINet Shelf IV Inc. and Metamor Worldwide, Inc.,

including any registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments (including post-effective amendments) to the registration statement and to any registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

     The undersigned hereby give and grant unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their, his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                      Dated as of April 27, 2000
         /s/ David L. Moir
        ------------------
           David L. Moir

       /s/ Jorge R. Forgues
      ----------------------
         Jorge R. Forgues